UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        September 13, 2000
                                                 -------------------------------


                                   XAIBE, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Nevada                     0-27647                    76-0594907
-----------------------------   --------------            ----------------------
(State or other jurisdiction     (Commission              (IRS Employer
 of incorporation)                file number)            Identification Number)


               13100 N.W. Freeway, Suite 130, Houston, Texas 77040
              -----------------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                 (713) 690-9233
                -------------------------------------------------
              (Registrant's telephone number, including area code)


                     2400 Loop 35, #1502, Alvin, Texas 77511
             -------------------------------------------------------
         (Former name and former address, if changed since last report)

This amended Form 8-K relates to the transaction on October 27, 2000 pursuant to which Xaibe, Inc. (the "Company") completed the acquisition of PolarShield, Inc. ("PolarShield"). As permitted, the original Form 8-K omitted certain financial statements of PolarShield required by Form 8-K. This amendment is filed to provide the September 30, 2000 financial statements of PolarShield.

Item 7.  Financial Statements and Exhibits

         (a) Financial Statements of Businesses Acquired

             Balance Sheet as of September 30, 2000 (Unaudited).......      F-1
             Statement of Income for the three and nine months
                ended September 30, 2000 (Unaudited)..................      F-3
             Statement of Changes in Stockholders Equity for
                the nine months ended September 30, 2000..............      F-4
             Statement of Cash Flows for the nine months ended
                September 30, 2000 (Unaudited)  ......................      F-5
             Notes to Financial Statements (Unaudited)................      F-6

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         XAIBE, INC.

Dated: January 10, 2001                               By: /s/ Jimmy Farmer
                                                         -----------------------
                                                         Jimmy Farmer
                                                         President

POLARSHEILD, INC. (A Development Stage Company)
--------------------------------------------------------------------------------
BALANCE SHEET (Unaudited)
--------------------------------------------------------------------------------
September 30, 2000





                                ASSETS
CURRENT ASSETS
     Cash                                            $     17,126
     Accounts receivable - net                            102,134
     Related party receivable                              23,291
     Inventory                                             25,700
                                                         ---------

                        Total Current Assets              168,251

PLANT, PROPERTY AND EQUIPMENT, at cost
     Equipment & machinery                                269,744
     Furniture & fixtures                                 191,155
                                                         ---------
                                                          460,899
     Less accumulated depreciation                         69,877
                                                         ---------

                                                          391,022
OTHER ASSETS
     Licenses & agreements-net                           1,354,513
     Goodwill, patents & trademarks-net                   505,835
     Deferred tax benefit                                 545,024
     Other                                                105,741
                                                         ---------

                                                         2,511,113
                                                         ---------

TOTAL ASSETS                                         $   3,070,387
                                                         =========

                        LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
       Accounts payable                                      $          202,870
       Accrued expenses                                                  10,420
       Related party payable                                            141,700
                                                                  --------------

                        Total Current Liabilities                       354,990

LONG-TERM LIABILITIES
       Notes payable                                                    153,695
       Capital lease obligations                                         45,350
                                                                  --------------

                                                                        199,045
STOCKHOLDERS' EQUITY
       Common stock, $0.001 par value per share;
            authorized 25,000,000 shares;
            issued 5,674,797 shares - note 10                             5,675
       Preferred stock, $0.01 par value per share;
            authorized 5,000,000 shares;
            issued 1,574,550 shares - note 10                            15,746
       Paid-in capital                                                3,682,497
       Deficit accumulated in the development stage                  (1,187,565)
                                                                  --------------

                                                                      2,516,353
                                                                  --------------

TOTAL LIABILITIES AND STOCKHLODERS' EQUITY                   $        3,070,387
                                                                  ==============

POLARSHIELD, INC. (A Development Stage Company)
--------------------------------------------------------------------------------
STATEMENT OF INCOME (Unaudited)
--------------------------------------------------------------------------------
For the Three and Nine months Ended September 30, 2000

                                                            Three months -     Nine months -
                                                            September 30       September 30
                                                            --------------     --------------

SALES                                                   $         284,786      $     385,860
COST OF GOODS SOLD
     Materials                                                     13,704             14,121
     Freight-in                                                        81                493
     Labor                                                          5,430             18,322
                                                            --------------     --------------

                              Gross Profit                        265,571            352,924

SELLING, GENERAL AND ADMINISTRATIVE COSTS
     Selling expenses                                             138,742            182,087
     Consulting fees                                              201,096            505,367
     General & administrative                                     486,487            891,936
     Amortization expense                                          60,231            135,480
     Depreciation                                                  16,553             45,813
                                                            --------------     --------------
                                                                  903,109          1,760,683
OTHER (INCOME)EXPENSE
     Miscellaneous Income                                              (0)            (5,248)
     Interest Income                                                 (520)              (980)
     Interest Expense                                               4,072             22,650
                                                            --------------     --------------

                              Total costs and expenses            906,660          1,777,104
                                                            --------------     --------------

         LOSS BEFORE INCOME TAXES                                (641,088)        (1,424,179)

INCOME TAXES
     Deferred Tax Benefit                                         198,921            441,495
                                                            --------------     --------------

         NET LOSS                                       $        (442,167)     $    (982,684)
                                                            ==============     ==============

(LOSS) PER COMMON SHARE:
     Basic                                              $         (0.0794)     $     (0.1828)
                                                            ==============     ==============
     Weighted Average Number of Common
         Shares Outstanding                                     5,568,583          5,375,445
                                                            ==============     ==============

POLARSHIELD INC. (A Development Stage Company)
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (Unaudited)
--------------------------------------------------------------------------------
For the Nine months Ended September 30, 2000

                                                                  Number of
                                                                   Shares             Amount
                                                              ------------------   -------------

COMMON STOCK
Balance December 31, 1999                                             2,250,000  $        2,250
    Issued pursuant to option agreement - March 17                    1,000,000           1,000
    Issued pursuant to option agreement - April-28                      250,000             250
    Issued through direct subscription-various                        2,174,797           2,175
                                                              ------------------   -------------

Balance September 30,  2000                                           5,674,797           5,675
                                                              ==================   =============

PREFERRED STOCK
Balance December 31, 1999                                               823,400           8,234
    Issued pursuant to option agreement - March 17                      245,000           2,450
    Cancelled per option agreement-various                              (22,000)           (220)
    Issued through direct subscription                                  528,150           5,282
                                                              ------------------   -------------

Balance September 30,  2000                                           1,574,550          15,746
                                                              ==================   -------------

ACCUMULATED DEFICIT
Balance December 31, 1999                                                              (204,881)
    Net loss for the nine months ended September 30, 2000                              (982,684)
                                                                                   -------------

Balance September 30,  2000                                                          (1,187,565)
                                                                                   -------------

PAID-IN CAPITAL
Balance December 31, 1999                                                               659,766
    Issued pursuant to option agreement - March 17                                    1,241,550
    Issued pursuant to option agreement - April-28                                      249,750
    Cancelled per option agreement-various                                              (21,780)
    Issued through direct subscription-various                                        1,553,211
                                                                                   -------------

Balance September 30,  2000                                                           3,682,497
                                                                                   -------------

Total Stockholders' Equity                                                           $2,516,353
                                                                                   =============

POLARSHIELD, INC. (A Development Stage Company)
--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS (Unaudited)
--------------------------------------------------------------------------------
For the Nine months Ended September 30, 2000

CASH FLOWS FROM OPERATING ACTIVITIES
      Net Loss                                               $     (982,684)
      Adjustment to reconcile Net Income (loss) to net cash
      provided by (used in) Operating Activities:
        Depreciation                                                 45,813
        Amortization                                                135,480
        Deferred income tax benefit                                (441,495)
      Changes in components of working capital -
      (Increase) decrease in
        Accounts Receivable                                         (94,627)
        Loans & Advances                                            142,595
        Inventory                                                   (15,700)
      Increase( decrease) in
        Accounts Payable                                            166,616
        Accrued Expenses                                             (4,646)
        Related party payable                                       (40,750)
                                                             ---------------

            Net Cash Used by Operating Activities                (1,089,398)

CASH FLOWS FROM INVESTING ACTIVITIES
      Acquisition of property and equipment                        (177,780)
      Acquisition of other assets                                  (182,947)
                                                             ---------------

            Net Cash used by Investing Activities                  (360,727)

CASH FLOWS FROM FINANCING ACTIVITIES
      Issuance of Stock                                           1,591,803
      Cancellation of Preferred Stock                                (8,000)
      Decrease in Long term liabilities                            (158,561)
                                                             ---------------

            Net Cash provided by Financing Activities             1,425,242

            Increase (Decrease) in Cash                             (24,883)

Cash balance at beginning of period                                  42,009
                                                             ---------------

            Cash at End of the period                        $       17,126
                                                             ===============

POLARSHIELD, INC. (A DEVELOPMENT STAGE COMPANY)
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 2000


1.   ORGANIZATION

     Polarshield, Inc., hereafter referred to as "Polarshield" or "the Company", was organized in June 1999, as a State of Nevada Corporation. The primary business of the Company is the manufacture and sale of polarized refrigerant oil additives and related lubricants and metal treatments. The headquarters of the Company is located in Houston, Harris County, Texas.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A.   Revenue Recognition
          -------------------
          Polarshield utilizes the accrual method of accounting whereby revenue is recognized when earned and expenses are recognized when incurred. The Company sells its products direct to the customer, through distributors and through retail outlets. Direct sales to customers consist primarily of sales to commercial businesses. Sales to residential customers are minor. Revenue is recognized when the services are rendered, payments are due under the terms of the Distributorship Agreements or when the product has been ordered and set aside for the retail outlet customer.

     B.   Inventories
          -----------
          Inventories, consisting primarily of chemicals, mineral oil and transmission fluids, are stated at the lower of cost or market, as determined by the first-in, first-out (FIFO) method.

     C.   Plant, Property and Equipment
          -----------------------------
          Plant, property and equipment are carried at cost. Depreciation expense for the nine months ended September 30, 2000 was $45,813. Depreciation is calculated using the straight-line method over the estimated useful lives as shown below:

                              Equipment & Machinery          5 years
                              Furniture & Fixtures           5 years

     D.   Other assets
          ------------
          Other assets consist of advances, licenses, patents, trademarks and goodwill. The licenses are amortized over the unexpired term of the license and the goodwill is amortized over fifteen years. Amortization expense for the nine months ended September 30, 2000, was $135,480.

     E.   Income Taxes
          ------------
          The Company accounts for income taxes in accordance with the asset and liability method of accounting for income taxes prescribed by
          Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for future tax

          ------------
          consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to the taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

     F.   Basis of Accounting
          -------------------
          The financial statements are prepared using the accrual basis of accounting.

     G.   Use of Estimates
          ----------------
          The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

     H.   Cash and Cash Equivalents
          -------------------------
          For purposes of the statement of cash flows, cash on hand, deposits at bank and petty cash are considered to be cash or cash equivalents.

     I.   Accounts Payable
          ----------------
          Trade accounts payable, including accruals not yet billed, are recognized when the Company becomes obligated to make future payments as a result of a purchase of assets or services. Trade accounts payable are generally settled within 30 days.

3.   INCOME TAXES

The tax effects of the Company's loss ($1,424,179) at the statutory federal tax rates (average rate of 31%) were $441,495 and were included in the deferred tax balance of $545,026. There were no timing differences. Depreciation for tax purposes approximated depreciation for financial statement accounting purposes. The benefit of the tax losses will only be obtained if:
(i) The Company derives future assessable income of a nature and of an amount sufficient to enable the benefit from the deduction s for the loss to be realized: and
(ii) The Company continues to comply with the conditions for deductibility imposed by federal income tax laws and regulations.

Deferred tax benefits are expected to be realized in future periods beyond the subsequent twelve months. Therefore, the benefits were categorized as long-term.

4.   RECEIVABLES

     Accounts Receivable
     -------------------
     The Company provides an allowance for doubtful accounts equal to the estimated losses that will be incurred in collection of all receivables. The estimated losses are based on historical collection experience coupled with review of the current status of the then currently outstanding accounts receivable. The allowance for doubtful accounts estimated at September 30, 2000 was $20,000.

5.   RELATED PARTY TRANSACTIONS

                                                         September 30, 2000
                                                         ------------------
         Related party payables                              $  141,700
         Related party receivables                           $   23,291

     Related party receivables and payables are current obligations from/to the officers of the Company for advances made in the ordinary course of business.

6.   LEASE OBLIGATIONS

     Lease obligations of the Company are for office space, furniture and equipment. Capital lease obligations are amortized over the remaining term of lease (i.e. thirty four months.). Operating lease agreements vary from thirty two to sixty three months. . Minimum lease payments for the next five years are as follows:

                                    Year                    Amount
                                   ------                  --------
                                    2001                   $ 87,664
                                    2002                     67,214
                                    2003                      4,977
                                    2004                      4,680
                                                            --------
                                                           $164,535
                                                            ========

7.   NON-CASH TRANSACTIONS

     In March, 2000, the Company acquired the assets and liabilities of Polarshield, LLC, for $1,500,000 in common and preferred stock. The value of the assets and liabilities acquired were as follows:

                      License and goodwill           $1,488,533
                      Equipment                          50,853
                      Furniture                           5,747
                      Bank note on equipment            (29,133)
                      Shareholder loan                  (16,000)
                                                     -----------
                                            Total    $1,500,000
                                                     ===========

8.   CONCENTRATION OF CREDIT RISK

     The primary financial instruments, which potentially subject the Company to concentrations of credit risk, are cash and accounts receivable. The Company's cash balances are with a high quality financial institution and are covered by FDIC insurance limits. The Company routinely assesses the financial strength of its customers and, as a consequence, believes that its trade accounts receivable credit risk exposure is limited. The maximum potential loss does not exceed the amounts already recognized in the balance sheet.

9.   SEGMENT AND GEOGRAPHIC INFORMATION

     Polarshield, Inc is a Developing Stage Enterprise and is in the initial stages of Operation. The Company's raw material, chemicals and other goods essential to the production of their products are easily available and the Company does not expect any shortages in supply.

10.  CAPITAL STOCK

     Common Stock
     ------------
     The Company has authorized 25,000,000 shares of common stock ($0.001 par value), of which 5,674,797 shares were issued and outstanding at September 30, 2000.

     Preferred Stock
     ---------------
     The Company has authorized 5,000,000 shares of preferred stock ($0.01 par value), of which 1,574,550 shares were issued and outstanding at September 30, 2000. The preferred shares of the Company carry a preference as to liquidation and convertibility.

     Liquidation Preference:
     -----------------------
     In the event of liquidation, the preferred shareholders are to be paid off before the common stockholders get a return of their capital.

     Conversion Preference:
     ----------------------
     The preferred shares of the Company are convertible in the event the Company goes public or is acquired by a publicly held company. The options of the stockholders for conversion are through the election of one of the following:
(i) One share of preferred stock for one share of common stock. After conversion, the shares must be held for at least 18 months from the date of conversion; or
(ii) The preferred share shall be valued at $1 per share and shall be converted into common shares on an exchange basis on which, the common shares are valued at 50% of the market bid price of the shares 30 days after the initial trading of the company shares in a public market, or the merger of the company with a publicly held company, and such shares shall be subject to a holding period restriction of 12 months and shall be subject to Rule 144, or

(iii) Retain the preferred shares in the Company;

(iv) Request repayment of 115% of the amount of the subscription agreement, payable by the Company within 30days of such written request.

     EPS-Earnings (Loss) Per Share
     -----------------------------
Earnings (Loss) per share of common stock outstanding were computed as follows:

                                                      Fiscal Year 2000
                                                  Cumulative Period Ended
                                              3/31/00      6/30/00    9/30/00    12/31/00
                                         ----------------------------------------------------

Net Income (Loss) for
basic and diluted EPS                       ($191,816)   ($540,517)  ($982,684)        -
                                         ----------------------------------------------------
                                         ----------------------------------------------------
Common share information
Average common shares outstanding for
 basic EPS                                  2,405,556    2,918,113    5,568,583        -
                                         ----------------------------------------------------

       Basic (Loss) per common share          (0.0795)     (0.1813)   (0.1828)         -


11.  LITIGATION AND CONTINGENCIES.

     The Company is currently a party to various disputes arising from their operations, which involve, or may involve, litigation. Management believes that the outcome of these proceedings, individually and in the aggregate, will have no material effect on the financial position or results of operations of Polarshield, Inc.

12.  SUBSEQUENT EVENTS

     On October 19, 2000, the Company terminated its Sales and Marketing Agreement with Synergy Partners, Inc for a final sum of $ 60,000 payable in ten installments of $6,000 each beginning October, 2000.

     On October 27, 2000, the Company completed an exchange agreement (the "Exchange") with Xaibe, Inc. (Xaibe) whose common stock is listed on the OTC Bulletin Board (OTCBB). Common stock, 97.9% of the outstanding common stock of the Company, was exchanged for common stock of Xaibe on the basis of one share of common stock for each share of Xaibe. A total of 5,559,705 shares of common stock were exchanged. As a result of the Exchange, the Company became a subsidiary of Xaibe and the options and warrants attached to all convertible preferred stock of the Company outstanding immediately prior to the Exchange were assumed by Xaibe.

     On December 28, 2000, (30 trading days following the first quote of common stock of Xaibe), the preferred shareholders of the Company were offered a right to convert their preferred stock into common stock of Xaibe, or redeem their stock at $1.15 per share The election to convert or redeem the preferred stock will expire on January 23, 2001.

     Xaibe, Inc. (the holding company), was incorporated under the laws of the State of Nevada in July, 1998. Since its inception, Xaibe has conducted no business operations except for the acquisition of a license to distribute and produce an oxygen enriched water product for fish farming, aquaculture, mariculture, the husbandry of poultry, and for remediating animal waste from dairies, feedlots of all kinds, and for other similar uses. For the period from July, 1998 (inception), through September 30, 2000, Xaibe had no income from operations, and accumulated losses aggregating $20,061.